SEMIANNUAL REPORT

TEMPLETON RUSSIA FUND, INC.

                                                              SEPTEMBER 30, 2001




[FRANKLIN TEMPLETON LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


[GRAPHIC PICTURE MARK MOBIUS]

MARK MOBIUS

President
Templeton Russia Fund, Inc.

Mark Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Russia Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of "Russia Companies," as defined in the Fund's prospectus.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report for Templeton Russia Fund covers the period ended September 30, 2001. During the six-month reporting period, Russia's economic progress slowed in line with other global economies, following a trend that began in the United States but spread rapidly beyond its borders. This trend contributed, in part, to Russia's gross domestic product (GDP) growth's deceleration to a 5.0% annualized pace in the first half of 2001, compared with 8.3% for 2000.(1) Also, as a net oil exporter, falling oil prices hindered the country's total exports, as did the strengthening of the ruble against the dollar, which hurt local producers' and companies' profitability. In fact, Russia's second quarter 2001 exports



1. Source: State Statistics Committee of Russia.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 10


CONTENTS

Shareholder Letter ....................................................        1

Performance Summary ...................................................        7

Important Notice to Shareholders ......................................        8

Financial Highlights & Statement of Investments .......................        9

Financial Statements ..................................................       12

Notes to Financial Statements .........................................       15


FUND CATEGORY
[PYRAMID GRAPHIC]

INDUSTRY DISTRIBUTION
Based on Total Net Assets
9/30/01

Oil & Gas                                                                  18.3%
Electric Utilities                                                         14.2%
Pharmaceuticals                                                            14.1%
Diversified Telecommunication Services                                      6.8%
Wireless Telecommunication Services                                         6.0%
Beverages                                                                   6.0%
Multiline Retail                                                            4.9%
Banks                                                                       3.5%
Food Products                                                               3.4%
Hotels Restaurants & Leisure                                                2.8%
Metals & Mining                                                             2.1%
Machinery                                                                   1.8%
Communications Equipment                                                    1.3%
Electronic Equipment & Instruments                                          1.1%
Fixed Income Securities                                                     5.9%
Short-Term Investments & Other Net Assets                                   7.8%


rose just 6.0% as outside demand fell, whereas imports jumped 20% over the same period.(2) Overall, Russia's current account surplus shrank 14.3% during the second quarter of 2001 compared with the same quarter one year earlier.(3) The country also opted to administer US$1.4 billion in debt repayment, leading to a first quarter 2001 budget deficit of US$196 million.(4) President Vladimir Putin, in his annual state speech to the upper and lower houses of parliament, said that last year's growth rate was unsustainable unless tax and customs reforms were implemented, protection for minority investors improved and capital flight reduced. Without the ratification of such reforms, the Russian Ministry of Economic Development and Trade predicts 2001 GDP growth of 4% to 5%.(5)

In seeking reforms, President Putin signed various bills into law. These included changes to the country's tax code as well as a reduction in the amount exporters must pay in export taxes, from 75% to 50% of the value of goods exported. Putin also signed a tax bill that, when put into effect on January 1, 2002, is expected to cut profit tax to as little as 20% from 35%. With this measure in place, the government estimates that companies will save at least US$4.3 billion annually.(6) Russia's Duma, or lower house of parliament, also approved new legislation designed to clamp down on money laundering. With this current wave of reform concluded, Putin's new priority is the

2. Source: The Central Bank of the Russian Federation, 7/10/01.

3. Source: The Central Bank of the Russian Federation, 10/12/01.

4. Source: International Monetary Fund, "Russia Pays $1.4B in Foreign Debt in First Quarter, Runs Budget Deficit," 5/21/01.

5. Source: Russian Ministry of Economic Development and Trade, 8/21/01.

6. Source: Russia's Lower House of Parliament press release, 7/9/01.

ratification of the treaty between China and Russia. In light of this formative alliance, collaboration between the two nations continued to expand during the reporting period, especially in the areas of economic cooperation and weapons sales.

Despite concerns of a global recession, the Russian Ministry of Economic Development and Trade announced that foreign direct investment into Russia was expected to rise to US$7 billion for 2001, significantly higher than the US$4.7 billion recorded last year.(5) Finance Minister Alexei Kudrin also said that a partial debt restructuring agreement with Germany had been reached with regard to US$20 billion due in 2003.(7) The restructuring was intended to help Russia postpone repayment and avoid default. To raise cash and reduce management expenditure, the Russian government also announced plans to sell its stakes in about 700 local companies through an open bidding process.(8)

Within this environment, as of September 30, 2001, Templeton Russia Fund posted a six-month cumulative total return of -1.26% in market-price terms and -2.32% based on change in net asset value, as shown in the Performance Summary on page 7.

7. Source: The Russian Business Monitor, 4/13/01.
8. Source: Russian Federal Property Fund, 4/12/01.

TOP 10 EQUITY HOLDINGS
9/30/01

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Mosenergo, ADR & GDR                                                        7.8%
Electric Utilities

Unified Energy Systems                                                      6.5%
Electric Utilities

Surgutneftegaz                                                              6.5%
Oil & Gas

Vimpel Communications, ADR                                                  6.0%
Wireless Telecommunication
Services

Hartwall OYJ, A (Finland)                                                   6.0%
Beverages

Lukoil Holdings, ADR                                                        5.1%
Oil & Gas

Egis RT (Hungary)                                                           4.9%
Pharmaceuticals

GUM Trade House, ord. & ADR                                                 4.9%
Multiline Retail

Gedeon Richter Ltd. (Hungary)                                               4.7%
Pharmaceuticals

Pliva D D, GDR, Reg S (Croatia)                                             4.5%
Pharmaceuticals



During the six months under review, we increased our Russia-related holdings in Hungary and added exposure to Croatia seeking to take advantage of stocks in the region we considered bargains. The changes, as well as stock price fluctuations, led to the replacement of five companies within the Fund's top 10 equity holdings. Hungarian companies Egis RT and Gedeon Richter, Russian companies Vimpel Communications and GUM Trade House and Croatia's Pliva D D replaced Russia's Aeroflot, Norilsk Nickel, Tatneft and Rostelecom, as well as Poland's Telekomunikacja Polska. By September 30, 2001, the portfolio's top three industry weightings were oil & gas (18.3% of total net assets), electric utilities (14.2%) and pharmaceuticals (14.1%).

Looking forward, we believe the Russian economy will continue to grow, albeit at a slower rate than in recent quarters. With new legislation and increasing foreign investment into Russian businesses and markets, we remain optimistic about Templeton Russia Fund's long-term prospects. However, as the aftermath of the tragic events in New York and Washington, D.C., unfolds, we expect there will be increased volatility in global financial markets. We believe this may also heighten the risk of a global recession. Although the events of September 11 demonstrate the unexpected risks all investors must face in developed and emerging markets, history shows us that sustained calm assessment of individual investment opportunities and purchases of stocks when there is excessive selling may often result in enhanced portfolio performance over the long term.

We will continue to use our value investing process in efforts to find stocks we believe represent the best investment bargains available in Russia.

We still believe in Russia's ongoing economic recovery, and continue to invest with this long-term horizon in mind. We also believe President Putin's commitment to reforms, privatization and efforts to attract foreign investment has the potential to bear fruit. As we search for value stocks using a bottom-up approach that relies on neither market trends or economic outlook, we continue to prefer companies that we believe have demonstrated awareness of, and commitment to, the necessity of proper corporate governance practices and respect for minority shareholder rights.

Investing in any emerging market, including Russia, means tolerating a certain amount of volatility and, in some cases, severe market corrections. Such highly speculative investing involves special risk considerations not typically associated with investing in U.S. securities markets. These risks include, but are not limited to, political, economic, legal and social uncertainties (for example, regional conflicts and risk of war), market and currency exchange rate volatility, delays in settling portfolio transactions, risk of loss arising from Russia's underdeveloped system of share transfer, registration and custody, and the pervasiveness of corruption and crime in the Russian economic system. Also, as a non-diversified investment company investing in Russia, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities.

We thank you for your continued support, welcome your comments and suggestions, and look forward to serving you in the months ahead.


Sincerely,


/s/ Mark Mobius

Mark Mobius
President
Templeton Russia Fund, Inc.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of September 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 9/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.


PRICE INFORMATION

                                     CHANGE           9/30/01          3/31/01
--------------------------------------------------------------------------------
Net Asset Value                      -$0.33           $13.07           $13.40
Market Price (NYSE)                  -$0.14           $10.94           $11.08


PERFORMANCE

                                                                    INCEPTION
                                  6-MONTH     1-YEAR      5-YEAR    (6/15/95)(2)
-------------------------------------------------------------------------------
Cumulative Total Return(1)

Based on change
in net asset value                -2.32%      -12.39%     -6.72%      +19.44%

Based on change
in market price                   -1.26%      -30.54%    -27.66%      +2.46%

Average Annual Total Return(1)

Based on change
in net asset value                -2.32%      -12.39%     -1.38%      +2.86%

Based on change
in market price                   -1.26%      -30.54%     -6.27%      +0.40%


For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.



1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

2. From 10/1/95, through 6/30/96, the Fund's Investment Manager agreed to reduce its fee by one-half. If the Investment Manager had not taken this action, the Fund's total return since inception would have been lower.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Russian securities involve significant additional risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. Also, as a non-diversified company investing in Russia, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

IMPORTANT NOTICE TO SHAREHOLDERS


--------------------------------------------------------------------------------
SHARE REPURCHASE PROGRAM: The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.
--------------------------------------------------------------------------------

TEMPLETON RUSSIA FUND, INC.
Financial Highlights

                                              SIX MONTHS ENDED                       YEAR ENDED MARCH 31,
                                             SEPTEMBER 30, 2001    --------------------------------------------------------
                                                (UNAUDITED)          2001        2000        1999        1998        1997
                                             ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the
  period)
Net asset value, beginning of period.....           $13.40           $20.48       $9.60      $28.02      $30.88      $11.30
                                             ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)............              .13             (.03)        .15         .27        (.32)       (.15)
 Net realized and unrealized gains
   (losses)..............................             (.47)           (7.05)      11.11      (15.98)       1.41       20.49
                                             ------------------------------------------------------------------------------
Total from investment operations.........             (.34)           (7.08)      11.26      (15.71)       1.09       20.34
                                             ------------------------------------------------------------------------------
Capital share repurchases................              .01              .02          --          --          --          --
                                             ------------------------------------------------------------------------------
Less distributions from:
 Net investment income...................               --             (.02)       (.38)       (.02)         --        (.09)
 Net realized gains......................               --               --          --       (2.69)      (3.95)       (.67)
                                             ------------------------------------------------------------------------------
Total distributions......................               --             (.02)       (.38)      (2.71)      (3.95)       (.76)
                                             ------------------------------------------------------------------------------
Net asset value, end of period...........           $13.07           $13.40      $20.48       $9.60      $28.02      $30.88
                                             ------------------------------------------------------------------------------
Market value, end of period(a)...........         $10.9400         $11.0800    $18.7500    $11.3750    $35.6250    $32.5000
                                             ==============================================================================
Total return (based on market value per
  share)*................................          (1.26)%         (40.83)%      68.96%    (63.68)%      22.26%     147.08%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)........          $70,176          $72,103    $110,974     $51,940    $150,102    $164,157
Ratios to average net assets:
 Expenses................................            2.11%**          2.05%       2.16%       2.14%       1.99%       2.36%
 Net investment income (loss)............            1.88%**         (.17)%       1.16%       2.17%      (.93)%      (.72)%
Portfolio turnover rate..................           45.64%           63.77%      60.18%      13.32%      10.92%      18.86%

*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended March 31, 2000.
(a)Based on the last sale on the New York Stock Exchange.
                       See notes to financial statements.

TEMPLETON RUSSIA FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2001 (UNAUDITED)

                                                                   COUNTRY          SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS 85.9%
BANKS 3.5%
Sberbank RF.................................................       Russia              80,200     $ 2,426,050
                                                                                                  -----------
BEVERAGES 6.0%
Hartwall OYJ, A.............................................       Finland            236,470       4,199,388
                                                                                                  -----------
*COMMUNICATIONS EQUIPMENT 1.3%
Golden Telecom Inc. ........................................       Russia             117,200         914,160
                                                                                                  -----------
DIVERSIFIED TELECOMMUNICATION SERVICES 6.4%
Rostelecom, ADR.............................................       Russia             412,980       1,267,849
*Telekomunikacja Polska SA..................................       Poland             896,916       2,482,856
*Uralsvyazinform............................................       Russia         110,740,000         786,254
                                                                                                  -----------
                                                                                                    4,536,959
                                                                                                  -----------
ELECTRIC UTILITIES 14.2%
Mosenergo, ADR..............................................       Russia             986,740       2,861,545
Mosenergo, GDR..............................................       Russia             811,075       2,577,874
*Unified Energy Systems.....................................       Russia          52,175,929       4,581,047
                                                                                                  -----------
                                                                                                   10,020,466
                                                                                                  -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS 1.1%
Permenergo..................................................       Russia             465,000         744,000
                                                                                                  -----------
+FOOD PRODUCTS 3.4%
Red October.................................................       Russia             521,300       2,358,882
                                                                                                  -----------
*HOTELS RESTAURANTS & LEISURE 2.8%
Orbis SA....................................................       Poland             640,903       1,940,959
                                                                                                  -----------
*MACHINERY 1.8%
United Heavy Machinery Uralmash-Izhora Grp. ................       Russia             445,000       1,290,500
                                                                                                  -----------
METALS & MINING 2.1%
Cherepovets Mk Severstal....................................       Russia              40,000       1,502,000
                                                                                                  -----------
MULTILINE RETAIL 4.9%
GUM Trade House.............................................       Russia           1,274,120       1,672,283
GUM Trade House, ADR........................................       Russia             667,094       1,751,122
                                                                                                  -----------
                                                                                                    3,423,405
                                                                                                  -----------
OIL & GAS 18.3%
Lukoil Holdings, ADR........................................       Russia              96,475       3,608,166
*Surgutneftegaz.............................................       Russia          20,437,000       4,557,451
Tatneft.....................................................       Russia           6,785,680       2,904,271
YUKOS.......................................................       Russia             549,800       1,770,356
                                                                                                  -----------
                                                                                                   12,840,244
                                                                                                  -----------

TEMPLETON RUSSIA FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2001 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
PHARMACEUTICALS 14.1%
Egis Rt. ...................................................       Hungary             82,967     $ 3,443,713
Gedeon Richter Ltd. ........................................       Hungary             59,379       3,306,206
Pliva D D, GDR, Reg S.......................................       Croatia            361,100       3,134,348
                                                                                                  -----------
                                                                                                    9,884,267
                                                                                                  -----------
*WIRELESS TELECOMMUNICATION SERVICES 6.0%
Vimpel Communications, ADR..................................       Russia             256,140       4,205,819
                                                                                                  -----------
TOTAL COMMON STOCKS (COST $67,679,591)......................                                       60,287,099
                                                                                                  -----------
PREFERRED STOCKS (COST $860,121) .4%
Rostelecom, pfd. ...........................................       Russia           1,187,600         285,024
                                                                                                  -----------
                                                                                  PRINCIPAL
                                                                                    AMOUNT
                                                                                 ------------
BONDS (COST $3,915,752) 5.9%
Russian Federation, Reg S, 11.75%, 6/10/03..................       Russia        $  4,000,000       4,155,000
                                                                                                  -----------
                                                                                    SHARES
                                                                                 ------------
(a)SHORT TERM INVESTMENTS (COST $3,736,488) 5.3%
Franklin Institutional Fiduciary Trust Money Market
  Portfolio.................................................    United States       3,736,488       3,736,488
                                                                                                  -----------
TOTAL INVESTMENTS (COST $76,191,952) 97.5%..................                                       68,463,611
OTHER ASSETS, LESS LIABILITIES 2.5%.........................                                        1,712,862
                                                                                                  -----------
TOTAL NET ASSETS 100.0%.....................................                                      $70,176,473
                                                                                                  ===========

*Non-income producing.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at September 30, 2001, was $2,358,882.
(a)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.
                       See notes to financial statements.

TEMPLETON RUSSIA FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $76,191,952).....    $68,463,611
 Receivables:
  Investment securities sold................................        794,206
  Dividends and interest....................................      1,171,725
                                                                -----------
      Total assets..........................................     70,429,542
                                                                -----------
Liabilities:
 Payables to affiliates.....................................         93,239
 Accrued expenses...........................................        159,830
                                                                -----------
      Total liabilities.....................................        253,069
                                                                -----------
Net assets, at value........................................    $70,176,473
                                                                ===========
Net assets consist of:
 Undistributed net investment income........................    $   716,005
 Net unrealized depreciation................................     (7,728,169)
 Accumulated net realized gain..............................      1,327,507
 Capital shares.............................................     75,861,130
                                                                -----------
Net assets, at value........................................    $70,176,473
                                                                ===========
Net asset value per share ($70,176,473 / 5,368,175 shares
  outstanding)..............................................         $13.07
                                                                ===========

                       See notes to financial statements.
 12

TEMPLETON RUSSIA FUND, INC.
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $211,204)
 Dividends..................................................    $ 1,180,423
 Interest...................................................        348,312
                                                                -----------
      Total investment income...............................                   $ 1,528,735
Expenses:
 Management fees (Note 4)...................................        470,003
 Administrative fees (Note 4)...............................         95,460
 Transfer agent fees........................................         18,067
 Custodian fees.............................................        152,834
 Reports to shareholders....................................         14,137
 Registration and filing fees...............................         11,913
 Professional fees..........................................         29,430
 Directors' fees and expenses...............................         13,810
 Other......................................................          4,107
                                                                -----------
      Total expenses........................................                       809,761
                                                                               -----------
            Net investment income...........................                       718,974
                                                                               -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................      3,856,606
  Foreign currency transactions.............................         (5,391)
                                                                -----------
      Net realized gain.....................................                     3,851,215
 Net unrealized appreciation (depreciation) on:
  Investments...............................................     (6,345,477)
  Translation of assets and liabilities denominated in
    foreign currencies......................................            172
                                                                -----------
      Net unrealized depreciation...........................                    (6,345,305)
                                                                               -----------
Net realized and unrealized loss............................                    (2,494,090)
                                                                               -----------
Net decrease in net assets resulting from operations........                   $(1,775,116)
                                                                               ===========

                       See notes to financial statements.

TEMPLETON RUSSIA FUND, INC.
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)
AND THE YEAR ENDED MARCH 31, 2001

                                                                 SIX MONTHS ENDED          YEAR ENDED
                                                                SEPTEMBER 30, 2001       MARCH 31, 2001
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)..............................       $   718,974            $   (143,606)
  Net realized gain from investments and foreign currency
   transactions.............................................         3,851,215              12,642,118
  Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................        (6,345,305)            (50,860,614)
                                                                ---------------------------------------
    Net decrease in net assets resulting from operations....        (1,775,116)            (38,362,102)

 Distributions to shareholders from net investment income...                --                (109,447)

 Capital share transactions (Note 3)........................          (151,869)               (399,317)
                                                                ---------------------------------------
    Net decrease in net assets..............................        (1,926,985)            (38,870,866)

Net assets:
 Beginning of period........................................        72,103,458             110,974,324
                                                                ---------------------------------------
 End of period..............................................       $70,176,473            $ 72,103,458
                                                                =======================================

Undistributed net investment income included in net assets:
 End of period..............................................       $   716,005            $         --
                                                                =======================================

                       See notes to financial statements.
 14

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Russia Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests in equity securities of "Russia Companies," as defined in the Fund's prospectus. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

f. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to March 31, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a reduction of $2,969 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the period ended September 30, 2001 was to decrease net investment income by $1,885 and increase unrealized gains by $1,885. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

2. MARKET AND GEOGRAPHIC RISK CONSIDERATIONS

Investing in equity securities of Russian companies includes certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia's underdeveloped systems of share registration and transfer.

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (unaudited) (continued)

3. CAPITAL STOCK

On November 28, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management.

At September 30, 2001, there were 100,000,000 shares authorized ($.01 par value). During the period ended September 30, 2001, 14,200 shares were repurchased for $151,869. The weighted average discount of market price to net asset value of shares repurchased during the period ended September 30, 2001 was 18%. During the year ended March 31, 2001, 35,800 shares were repurchased for $399,317. The weighted average discount of market price to net asset value of shares repurchased during the year ended March 31, 2001 was 17%. Through September 30, 2001, the Fund had repurchased a total of 50,000 shares.

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays monthly an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The Fund pays an administrative management fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrator, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, for sub-administrative services subject to a minimum monthly fee of $12,500.

5. INCOME TAXES

At September 30, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $76,220,282 was as follows:

Unrealized appreciation.....................................  $  4,811,091
Unrealized depreciation.....................................   (12,567,762)
                                                              ------------
Net unrealized depreciation.................................  $ (7,756,671)
                                                              ============

At March 31, 2001, the Fund had tax basis capital losses of $2,500,232, which may be carried over to offset future capital gains. Such losses expire in 2008.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 2001 aggregated $33,102,490 and $32,384,620, respectively.

TEMPLETON RUSSIA FUND, INC.
Annual Meeting of Shareholders, August 30, 2001

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on August 30, 2001. The purpose of the meeting was to elect four Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the
Fund: Martin L. Flanagan, Andrew H. Hines, Jr., Edith E. Holiday and Charles B. Johnson.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of four (4) Directors:

                                                   % OF                 % OF                               % OF
TERM EXPIRING 2004:             FOR         OUTSTANDING SHARES      VOTED SHARES      WITHHELD      OUTSTANDING SHARES
----------------------------------------------------------------------------------------------------------------------
Martin L. Flanagan.........  3,931,954            73.25%               98.90%          43,608             0.81%
Andrew H. Hines, Jr. ......  3,927,781            73.17%               98.80%          47,781             0.89%
Edith E. Holiday...........  3,933,663            73.28%               98.95%          41,899             0.78%
Charles B. Johnson.........  3,938,515            73.37%               99.07%          37,047             0.69%

                                 % OF
TERM EXPIRING 2004:          VOTED SHARES
---------------------------  ------------
Martin L. Flanagan.........     1.10%
Andrew H. Hines, Jr. ......     1.20%
Edith E. Holiday...........     1.05%
Charles B. Johnson.........     0.93%

*Harris J. Ashton, Nicholas F. Brady, Harmon E. Burns, Frank J. Crothers, S. Joseph Fortunato, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps, and Constantine D. Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

TEMPLETON RUSSIA FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company ("the Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Company" and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn:
Templeton Russia Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON RUSSIA FUND, INC.

TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800-416-5585
www.mellon-investor.com.

SHAREHOLDER INFORMATION

Shares of Templeton Russia Fund, Inc. are traded on the New York Stock Exchange under the symbol "TRF." Information about the net asset value and the market price is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with Investor ServiceDirect(SM). For information go to Mellon Investor Services' web site at https://vault.mellon-investor.com/isd and follow the instructions.

The daily closing net asset value may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Russia Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

[FRANKLIN TEMPLETON LOGO]
100 Fountain Parkway, P.O. Box 33030
St. Petersburg, FL 33733-8030












SEMIANNUAL REPORT
TEMPLETON RUSSIA FUND, INC.

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585
www.mellon-investor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLTRF S2001 11/01                               [LOGO] Printed on recycled paper